Other Liability	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Other Liabilities and Financial Instruments Subject to Mandatory Redemption [Abstract]
Other Liability

9.      Other Liability

The Company has received certain amounts from a third party to assist with certain operating expenditures of the Company. These amounts are to be repaid upon settlement of those expenditures, and non-interest bearing, and have been treated as a long-term liability. As of June 30, 2022, an amount of $250,000 related to these expenses is recorded in other liability (December 31, 2021 — $250,000).

11.    Other Liability

The Company has received certain amounts from a third party to assist with certain operating expenditures of the Company. These amounts are to be repaid upon settlement of those expenditures, and non-interest bearing, and have been treated as a long-term liability. As at December 31, 2021, an amount of $250,000 related to these expenses is recorded in other liability (2020 — $nil).